Exhibit 99.1

February 13, 2012

BGMEDICINE

Forward-Looking Statements

This presentation contains forward-looking statements regarding future events or the future financial performance of the BG Medicine, Inc. These statements involve risks, uncertainties and assumptions and are based on the current estimates and assumptions of the BG Medicine management as of the date of this presentation. Actual events or results may differ materially and adversely from these expectations. Given these uncertainties, you should not rely on these forward-looking statements.

We refer you to the documents that BG Medicine files from time to time with the Securities and Exchange Commission, specifically, BG Medicine’s annual report on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially and adversely from those contained in BG Medicine’s projections or forward-looking statements.

All statements contained in this presentation are made only as of the date of this presentation and BG Medicine does not undertake any obligation to publicly update any forward-looking statements.

BGMEDICINE

BG Medicine overview

2000: founded on the concept that one cannot predict biology so one has to measure it (mass spectrometry-based systems biology discovery company)

2005: began transition to developing proprietary diagnostics

2006: began HRP Initiative and development of CardioSCORETM (ex-AMIPredict)

2007: in-licensed rights to galectin-3

Nov 2010: received FDA 510k clearance for galectin-3 test

Dec 2011: CardioSCORE FDA submission

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BG Medicine business model

Content diagnostic company developing and commercializing novel biomarkers

Innovative, hardware-independent, low capex needs

Focus on cardiovascular market

Addressing today’s largest unmet medical needs

Galectin-3 – redefining heart failure

CardioSCORE – potential paradigm shift in the identification of people at risk for near term heart attack or stroke

Leveraging world-class partnerships

Robust, proprietary biomarker discovery platform

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BGMEDICINE

CardioSCORE vision:

biological signature for

improved CVD risk prediction

Today……

76 million

of US adults have hypertension

1 out of 3

US adults at risk for Diabetes

Every minute

an American dies of a coronary event

33 million

of US adults have high cholesterol

33%

of US adults are obese

#1 expenditure

Heart disease is the #1 US

Medicare expenditure

American Heart Association Statistics Committee and Stroke Statistics Subcommittee. Heart Disease and Stroke Statistics—2012 Update: A Report From the American Heart Association. Circulation. 2012 Jan 3;125(1):e2-e220.

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Today……

…But…

>70%

of cardiovascular events occur

in individuals who are low or

medium risk based on

Framingham Risk Score

Murphy TP, Dhangana R, et al. Performance of current guidelines for coronary heart disease prevention:

optimal use of the Framingham-based risk assessment. Atherosclerosis. 2011 Jun;216(2):452-7.

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Aram V. Chobanian, MD Dr. Chobanian is a world – renowned cardiologist, a professor of medicine and pharmacology and a John I. Sandson Distinguished Professor of Health Sciences.

Previously served as President of Boston University, Medical Campus Provost, Dean of Boston University School of Medicine and Director of the Whitaker Cardiovascular Institute.

Honored as the recipient of the first Bristol- Meyers Squibb Lifetime Achievement Award in Hypertension, The Modern Medicine Award for Distinguished Achievement, the Award of Merit of the American Heart Association (AHA), The Fries Award of the National High Blood Pressure Program and the Lifetime Achievement Award of the Massachusetts Medical Society.

Chaired several scientific committees including the NHLBI Task Force on Research and Hypertension, FDA Cardiorenal Advisory Committee and the Council for High Blood Pressure Research for the AHA.

Dr. Chobanian has been on numerous editorial boards including the New England Journal of Medicine, Hypertension, the Journal of Hypertension, Blood Pressure, Hypertension Research, the Journal of Vascular Biology, Heart Disease and Post graduate Medicine. Authored or co-authored more than 250 scientific articles and two books.

Dr. Chobanian received his Bachelor of Arts degree from Brown University and a Doctor of Medicine from Harvard Medical School.

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Deaths attributable to cardiovascular disease (United States: 1900-2008).

1200

1000

800

600

400

200

0 1900 1910 1920 1930 1940

1950

1960

1970

1980

1990

2000

2005

2008

Deaths in Thousands

Heldenreich P A et al. Circulation 2011:123:933-944

Projected direct and indirect costs of all CVD, 2010 to 2030 (in billions 2008$).

900

800

700

600

500

400

300

200

100

0

2010

2011

2012

2013

2014

2015

2016

2017

2018

2019

2020

2021

2022

2023

2024

2025

2026

2027

2028

2029

2030

Billions 2008$

Indirect Direct

Heidenreich PA et al. Circulation 2011;123:933-944

NATURAL HISTORY OF ATHEROTHROMBOSIS

INFARCT STROKE GANGRENE ANEURYSM

AGE IN YEARS

70

60

50

40

30

20

10

0

CLINICAL HORIZON

CALCIFICATION

COMPLICATED LESION:

HEMORRHAGE,

ULCERATION,

THROMBOSIS

FIBROUS PLAQUE

FATTY STREAK

From McGill HC and McMahan CA, “Overview.” In Atherothrombosis and Coronary Artery Disease,

ed. Fuster V, Topol EJ, and Nabel EG. Philadelphia: Lippincott Williams & Wilkins, 2005.

Cross-Section of Human Coronary Artery with Ruptured Plaque and Thrombosis

From Choudhury et al., “Evolving Invasive and Noninvasive Imaging Techniques in

Atherothrombotic Disease.” In Atherothrombosis and Coronary Artery Disease, ed. Fuster V,

Topol EJ, and Nabel EG. Philadelphia: Lippincott Williams & Wilkins, 2005.

Cardiovascular Risk Factors

Major

Hypertension Dyslipidemias Tobacco use Diabetes Obesity Physical inactivity

Other

C-reactive protein Kidney dysfunction IL-6; fibrinogen Arterial calcium

Age, male gender, FH premature CVD

Framingham Risk Score

Low = less than 10% risk for CVD in 10 years Intermediate = 10-20% risk for CVD in 10 years High = greater than 20% risk for CVD in 10 years

Predictive Value in Clinical Trials

In prospective Cardiovascular Health and ARIC studies, less than one-fourth of individuals who developed coronary heart disease had Framingham risk scores of greater than 20% (Murphy et al., Atherosclerosis 2012;216:452-7)

Overall, 70% or more of individuals who develop coronary disease have low or medium FHS risk scores.

Coronary Calcium Score to Predict Cardiovascular Risk

Potential Advantages

Calcium deposits in atherosclerotic plaques High score correlates with risk

May improve risk prediction when combined with FHS score

Disadvantages

Cost ($200-400 average)

Radiation exposure (equivalent to 33 chest X-rays)

Insufficient data as yet on value for making clinical decisions

BG Medicine VISION

Out of

100

individuals experiencing a cardiovascular event

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BG Medicine VISION

Out of 100

individuals

experiencing a

cardiovascular event

>70% of them are at low or

medium risk based on

Framingham Risk Score

FRS comprises traditional risk factors including

cholesterol, HDL-C, blood pressure, diabetes,

smoking, age, gender

Murphy TP, Dhangana R, et al. Performance of current guidelines for coronary heart disease prevention:

optimal use of the Framingham-based risk assessment. Atherosclerosis. 2011 Jun;216(2):452-7.

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BG Medicine VISION

To dramatically improve

the risk prediction beyond

traditional risk factor

assessment, with a test

performed on a standard

blood sample

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“Cardiology 2.0”: Development of CardioSCORE

CardioSCORE

Motivating hypotheses:

1. Molecular signatures of vascular pathophysiology

are present in blood, and can be measured.

2. Assessment of such molecular parameters will be

additive to traditional risk factors and lipids, and

will yield more accurate individual cardiovascular

risk prediction.

620

candidate

blood

protein

molecules

identified

83

protein

molecules

associated

with risk

22

molecules found to

augment

traditional risk

factors

7

protein

panel and

algorithm

finalized

Clinical Validation

CardioSCORE

50

subjects

751

subjects

947

subjects

947

subjects

6600

subjects

2008

2009

2010-11

2010-11

2011

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The BioImage Study: History and Design

- **The BioImage Study: A U.S. Observational Epidemiological Cohort**
  Conducted as part of the High Risk Plaque (HRP) Initiative

HRP High Risk Plaque
AstraZeneca, MERCK, Abbott, Takeda, GE, PHILIPS, Humana, BGMEDICINE

BIO IMAGE STUDY

Valentin Fuster, MD, PhD (Mount Sinai School of Medicine)
Erling Falk, MD, PhD (Aarhus University Hospital)

N=7,687
Enrolled 1Q08 – 2Q09:
Men (55-80 yrs) and women (60-80 yrs) without cardiovascular disease or other serious medical conditions
Sites: Florida, Illinois

→

N=6,600
- Baseline blood drawn
- Physical measurements
- Clinical blood test panels
- Cardiac CT calcium scoring
- Carotid ultrasound

2.5 years median follow-up →

N=292
First cardiovascular event endpoint
myocardial infarction, ischemic stroke, unstable angina, coronary revascularization, death

Gender


Male
Female
55.9%
44.1%

Race


74%
15%
3% 2% 6%
White
AfricanAmerican
Hispanic
Asian
Other

Age


40%
32%
28%
55-65
66-70
71-80

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CardioSCORE in the BioImage Study

Event-free Survival Among Low and Intermediate Framingham Risk Subjects, by CardioSCORE Result

Baseline Framingham Risk

Low (N=2678) Med (N=3017) High (N=894)

Event-free Survival

1 0.99 0.98 0.97 0.96 0.95 0.94

CardioScore LOW CardioScore MED CardioScore HIGH

P<0.0001

at 12 months

• 28% Sensitivity (FRS only)

• 60% Sensitivity (CardioSCORE+FRS)

P<0.0001 for difference

Score= 0.0-3.9

Score= 4.0-5.3

Score= 5.4-10.0

at 24 months

• 26% Sensitivity (FRS only)

• 54% Sensitivity (CardioSCORE+FRS)

P<0.0001 for difference

5 10 15 20 25 30

Months of Followup

20

CardioSCORE in the BioImage Study

Primary event rates by Framingham risk category and by CardioSCORE value

Events per 1000 patient-years

45 40 35 30 25 20 15 10 5 0

11.58

13.92

21.91

9.82

17.11

25.12

12.24

29.68

42.58

CardioSCORE

LOW (<4.0)

MED (4.0-5.3)

HIGH (>5.3)

Low Intermediate High

(<10%) (10-20%) (>20%)

Framingham risk category

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BioImage Study: Incidence of First Cardiovascular Event

6600

subjects

292

primary endpoint events

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CardioSCORE + Framingham Risk Score vs Framingham Risk Score alone

Today with Framingham Risk Score, of 292 subjects who had a primary event during the course of the BioImage Study, only 25% were identified at baseline as high risk

With CardioSCORE + Framingham Risk Score, 56% of these subjects were identified at baseline as high risk

25% to 56%

Doubling the sensitivity

P < 0.0001

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CardioSCORE Product overview

7 FDA cleared immunoassays

Standard blood sample

510k submitted to FDA in December 2011

based on the following Proposed Intended

Use: As an aid in the assessment of near

term risk for major cardiovascular events

and death for men 55 years of age or

older and women 60 years of age or older.

Score from 0.0 to 10.0 (10.0 is higher risk)

30% increased risk for each 1.0

CardioSCORE increment

Aggregate reimbursement for the 7

immunoassays: $136.55

Patent protection: first expiry date

estimated 2030 in US and Europe if issued

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Potential market opportunity for CardioSCORE

Total Cholesterol Test market world wide

>800M tests per year

TriMark Publications “Cardiac Marker Diagnostic Testing Markets,” March 2011

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Galectin-3:

Redefining Heart Failure

BGMEDICINE

What is Heart Failure ?

NORMAL HEART

Dilation: Systolic HF

Thickened myocardium; Hypertrophy: Diastolic HF

Disorder in which the heart pumps blood inadequately

• Slow, clinically silent, progressive; remains undetected for years

• Chronic condition

• As a consequence, mortality within 2 years of HF diagnosis is ~50%

• Identifying individuals at early, pre-symptomatic stages of HF development is key for prevention strategies

1 in 5 US

Lifetime risk for HF 1 in 8 for breast cancer

1 in 15 for lung cancer

1 million

HF hospital visits per year in the US

$39B

estimated annual cost to US Health Care system

>60%

hospital readmission rate for patients with HF within one year

Lloyd-Jones DM, Larson MG, et al. Lifetime risk for developing congestive heart failure: the Framingham Heart Study. Circulation. 2002 Dec 10;106(24):3068-72; de Couto G, Ouzounian M, Liu PP. Early detection of myocardial dysfunction and heart failure. Nat Rev Cardiol. 2010 Jun;7(6):334-44.

Graphics courtesy of New England Journal of Medicine.

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Myocardial

Remodeling

Galectin-3 activates fibroblast cells …

resulting in scar formation and cardiac remodeling, hallmarks of heart failure leading to fibrosis and collagen deposition …

Sharma 2009, etc.

Heart Failure and Galectin-3 Disease







NYHA	NONE	CLASS I	CLASS II	CLASS II/III	CLASS III/ IV
Patient profile	**PRE-HEART FAILURE** Individual is symptom-free, or at risk with subclinical disease. Individuals at high risk due to hypertension, diabetes, obesity, family history.	**PRE-HEART FAILURE** Patient is symptom-free with previous myocardial infarction, left ventricular remodeling, cardiomyopathy; ordinary physical activity does not cause fatigue, palpitation, or dyspnea.	**KNOWN HEART FAILURE** Patient has symptoms of HF. Slight limitation of physical activity. Ordinary physical activity results in fatigue, palpitation, or dyspnea. Fine at rest.	**KNOWN HEART FAILURE** Patient has current or prior symptoms. Marked limitation of physical activity. Less than ordinary activity causes fatigue, palpitation, or dyspnea. Fine at rest.	**KNOWN HEART FAILURE** Patient has advanced symptoms after receiving optimal care. No physical activity without discomfort. Symptoms of cardiac insufficiency at rest. Patients are recurrently hospitalized.
MD Type	Primary care physician (PCP), Cardiologists (CAR)	PCP, CAR	PCP, CAR	CAR, Heart Failure Specialist	CAR, Heart Failure Specialist
Galectin-3 Test Utility	Screening to enable prevention. Referral to CAR.	Finding galectin-3 mediated HF – stop or slow further HF progression.	Treatment management, reduce hospital readmissions.	Treatment management, reduce hospital readmissions.	Treatment management, reduce hospital readmissions.
Treatment	Lifestyle management, treat lipids, routine check up; serial measures to monitor progression, if any.	Lifestyle management, treat lipids, routine check up; serial measures to monitor progression, if any.	Lifestyle management, treat lipids, decision: appropriate care, aldosterone, statin use.	Decision: appropriate care re: aldosterone blockers, statin use, CRT, hospital stay, frequency of visits, discharge plan, home health.	Decision: appropriate care re: aldosterone blockers, statin, CRT, hospital stay, frequency of visits, intensify discharge plan, home health.
Studies *(>21,000 subjects)*	Framingham, PREVEND, others Total: ~11,000 adults	PROVE-IT: TIMI-22 Total: 200 patients	CORONA, COACH, PRIDE, HF-ACTION, DEAL-HF, MADIT-CRT, others Total ~10,000 HF patients		
Heart Failure Population	Pre-HF pop: US 75-81M Pre-HF pop: EU 125.5M	Pre-HF pop: > 8.5M Pre-HF pop: ~14M	US Heart Failure = 5.8M EU Heart Failure = 13.5M Gal-3 mediated HF: 30%-50%		
Channels	Consumer/Professional: Major media, guidelines, web, wellness programs, professional education.	Consumer/Professional: Major media, guidelines, web, wellness programs, professional education.	Consumer/Professional: Major media, guidelines, web, wellness programs, professional education. Hospital Administration.	Professional: Major media, guidelines, web, wellness programs, professional education. Hospital Administration.	Professional: Major media, guidelines, web, wellness programs, professional education. Hospital Administration.

CARDIAC FIBROSIS

Galectin-3 Awareness in the US

Awareness of Galectin-3 in the US: 2009-2011

83%

67%

56% 53%

38% 37%

29% 25% 15%

2009 2010 2011

Heart Failure Specialists

Cardiologist

Primary care physician

Lab Manager

Source, Sep 2009 Data: Leerink Swann, Survey of 71 Heart Failure Specialists and Cardiologists

Source, Dec 2010 Data: Leerink Swann, Survey of 113 Heart Failure Specialists, Cardiologist and PCPs

Source, Dec 2011 Data: Leerink Swann, Survey of 149 Heart Failure Specialists, Cardiologist, PCPs and Lab Managers

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Galectin-3 Label Extensions: US Status


INDICATION
RESEARCH
FEASIBILITY STUDIES
PIVOTAL CLINICAL STUDY
EXPECTED FDA FILING
COMMERCIAL LAUNCH
Aid in the prognosis of Chronic HF (first indication)
HF-ACTION
6 M PATIENTS
2011
Heart Failure Risk Assessment (second indication)
Framingham Heart Study
75-81 M adults
2012
Prognosis in Acute HF (extension of first indication)
PRIDE; DECIDE-HF
6 M patients
2013
Treatment Response
6 M patients
Pre-eclampsia Screening
6 M pregnancies/yr; incidence 500k/yr
Renal Disease Risk Assessment
75-81 M adults

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Heart Failure: US / EU Market Potential

TAKEAWAYS:

Today’s addresses approximately

20M

New indications would address approximately

200M

TODAY

LABEL EXTENSION

75 – 81 M (US)1

125.5 M (EU)3

High Blood Pressure &

other risk factors

8.5 M (US)1

14 M (EU)3

Post-myocardial

Infarction

5.8 M (US) 1

13.5 M (EU) 2

Diagnosed

Heart Failure

1.1 M (US) 1

1.7 M (EU) 3

Heart Failure

hospitalization

Heart failure risk assessment

Aid in the prognosis of chronic HF

1 AHA Heart Disease and Stroke Statistics 2010; Heidenreich PA et al. Forecasting the future of cardiovascular disease in the United States: a policy statement from the American Heart Association. Circulation. 2011 Mar 1;123(8):933-44

2 Bluemink GS et al. Quantifying the heart failure epidemic: prevalence, incidence rate, lifetime risk and prognosis of heart failure. The Rotterdam Study. Eur Heart J, 2004.

3 Management estimates EU data

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Galectin-3 roadmap

Business Model:

Manual test kits

Automated Platforms

1st automated partner now expected to file 510k in Q2 2012 2nd automated partner now expected to file 510k in H2 2012

CPT Code Framingham Expected Expected Request Study and expected New CPT patent FDA Approved by AMA Pre Heart Failure code live expiry Clearance claim

Nov 2010 Feb 2011 May 2011 Oct 2011 Nov 2011 2012 2013 2026

LabCorp Health Diagnostics Cleveland

Expected launch Expected Launch Laboratory Heart Lab Automated launch Launch Launch in EU Automated and other in US

LDT partners

ACC 2012 conference in Chicago

Abstract title: “Galectin-3, a marker of cardiac fibrosis, predicts incident heart failure in the community.”

Presentation time: Saturday March 24 2012 at 8 am

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BG Medicine: on the move to transform cardiology disease management

Goals for 2012:

BG Medicine evolves into a commercial company

Galectin-3’s launch on automated platform

CardioSCORE 510k cleared by FDA

CardioSCORE: double the sensitivity of the current standard-of-care diagnostic tools

Vast commercial opportunity ahead of us:

Galectin-3 IP protected until 2026, issued in US and pending ROW

CardioSCORE IP protected until 2030, subject to issuance

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